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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) November 3, 2004

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             000-21240                         23-2705700
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     (Commission File Number)       (IRS Employer Identification No.)


      400 Feheley Drive, King of Prussia, Pennsylvania       19406
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         (Address of Principal Executive Offices)         (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

         Institutional Shareholder Services ("ISS") requested that the Company provide ISS with additional information about fees that the Company paid to its independent auditors, KPMG LLP, reported in its proxy statement for its 2004 Annual Meeting of Stockholders. ISS further requested that the Company publish this information either in a Form 8-K filing or in a press release. The following is the information the Company provided to ISS:

Fees Paid to Auditors

         The following table sets forth supplemental information concerning fees billed by KPMG LLP in the fiscal year ended June 30, 2004 for services rendered to the Company:

         Audit Fees                                             $    240,960
         Audit-Related Fees                                            8,260
         Tax Fees - Preparation and Compliance (1)                   150,500
                                                                -------------
         Total Audit, Audit Related and Tax Preparation              399,720
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         Other Non-Audit Fees:
         Tax Fees - Other                                              4,800
         All Other Fees                                              259,545
                                                                -------------
         Total Fees                                             $    664,065
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(1) Fees attributed to "Tax Fees - Preparation and Compliance" are fees relating to preparation and filing of amended tax returns for the Company's 2001 and 2002 tax years, preparation and filing of the Company's tax returns for the 2003 tax year, including the computation of the Extraterritorial Income Exclusion for each of such years.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004                    Neoware Systems, Inc.
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                                           (Registrant)

                                           /s/ Keith D. Schneck
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                                           Keith D. Schneck
                                           Executive Vice President and
                                           Chief Financial Officer